CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(CONTROLLER)

In connection with the Quarterly Report of RFP Express, Inc. (the "Company") on Form 10-QSB for the period ended September 30, 2003 (the "Report"), I, William Cubberley, Controller of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350 that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m and 78(d); and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 12, 2004

By: /s/ William Cubberley William Cubberley, Controller